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                                                                     EXHIBIT 4.3

                                   [SPECIMEN]

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS


                                                           CUSIP NO. 067587 10 5


        NUMBER                                                   SHARES




                              BARGO ENERGY COMPANY
       120,000,000 AUTHORIZED SHARES    $0.01 PAR VALUE    NON-ASSESSABLE


THIS CERTIFIES THAT


is the record holder of


Shares of                    Bargo Energy Company                   Common Stock

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                            Dated:
                                COUNTERSIGNED AND REGISTERED
                                FIDELITY TRANSFER COMPANY (SALT LAKE CITY, UTAH)
                            By
                             TRANSFER AGENT AND REGISTRAR - AUTHORIZED SIGNATURE



                                     [SEAL]

/s/ MARY ELIZABETH VANDERHIDER                          /s/ TIM J. GOFF
    SECRETARY                                               PRESIDENT
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common               UNIF GIFT MIN ACT-________ Custodian _________
     TEN ENT - as tenants by the entireties                        (Cust)              (Minor)
     JT TEN - as joint tenants with right of                       under Uniform Gifts to Minors
              survivorship and not as tenants                      Act _________________________
              in common                                                      (State)

         Additional abbreviations may also be used though not in the above list.

    For Value Received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________


     __________________________________________________________________________
     NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF
             THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.